UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006

HICKORY TECH CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip Code)

(800) 326-5789

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 27, 2006, HickoryTech Corporation (the “Company”) issued a press release to report preliminary revenue results for the fourth quarter and full year ended December 31, 2005. The Company’s Current Report on Form 8-K on February 28, 2006, contained a typographical error relating to the relevant scope of the press release. The first sentence under Item 2.02 should have read “On February 27, 2006, Hickory Tech Corporation announced its sales and earnings for the fourth fiscal quarter and year ended December 31, 2005” rather than third fiscal quarter as originally filed. This Form 8-K/A is being filed to reflect the corrected language of Item 2.02. The full text of the press release issued on February 27, 2006 is incorporated by reference. The information in this current report, including the exhibit thereto, is not deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 2, 2006

HICKORY TECH CORPORATION

	By:	/s/ John E. Duffy
		Name:	John E. Duffy
		Title:	President and Chief Executive Officer

	By:	/s/ David A. Christensen
		Name:	David A. Christensen
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing
99.1	Press Release dated February 27, 2006 regarding the earnings for the fiscal fourth quarter of 2005.	Incorporated by Reference to Exhibit 99.1 to the Current Report on Form 8-K dated February 28, 2006(File No. 0-13721).